Prepaid expenses and other current assets	12 Months Ended
Dec. 31, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid expenses and other current assets

6. Prepaid expenses and other current assets

Prepaid expenses and other current assets consist of the following:

	At December 31,
	2024	2023	2022
	(in Euros)
Value Added Tax (VAT)	€698,735	€1,170,634	€912,423
Research and development tax credit	749,676	833,000	650,000
Advances payments to suppliers	35,991	34,108	41,149
Other current assets	210,830	64,664	219,400
Other prepaids	117,994	378,148	103,540
Total	€1,813,226	€2,480,554	€1,926,512

Value Added Tax (VAT) receivables are linked to purchases. Italian VAT (Imposta sul Valore Aggiunto) applies to the supply of goods and services carried out in Italy by entrepreneurs, professionals, or artists and on imports carried out by anyone. Intra-Community acquisitions are also subject to VAT under certain situations. The Italian standard VAT rate for 2024, 2023, and 2022 was 22%. Reduced rates are provided for specifically listed supplies of goods and services. It is carried forward indefinitely and does not expire.

Tax credits on research and development represent a special tax relief offered to Italian companies operating in the research and development sector and can be used to offset most taxes payable. The Company has a total research and development tax credit available to be used of approximately €3.8 million at December 31, 2024, €4.1 million at December 31, 2023, and approximately €4.4 million at December 31, 2022, which can be carried forward indefinitely and do not expire. However, given the start-up status of the Company, and the fact that it will not be profitable in the foreseeable future (which limits the utilization of the credit), the Company recognized a receivable balance that represents the Company’s best estimate of the amount of tax credit that can be used in offsetting taxes payable for approximately 12 months after December 31, 2024.

During the 12-month period ended December 31, 2024, and 2023, the Company utilized approximately €750,000 and €732,000, respectively, to offset certain social contributions and taxes payable, while during the financial year 2022, the Company utilized approximately €600,000. The benefit recorded for the 12-months ended December 31, 2024, 2023, and 2022, to offset research and development expenses was approximately €499,000, €430,000, and €698,000, respectively.

Advance payments to suppliers at December 31, 2024, 2023, and 2022 mainly relate to R&D operating services.

Other current assets at December 31, 2024 mainly relate to interest maturing on investment in marketable securities and the allowance for corporate equity (“ACE”) of approximately €180,000 reclassified from long-term assets since, based on the latest updates received from the Italian Revenue Agency. It will be recovered in the short term.

Other current assets at December 31, 2023 mainly relate to interests maturing on investment in marketable securities, while Other current assets at December 31, 2022 mainly relate to the allowance for corporate equity of approximately €180,000 and the quota of accruing financial interest income on time deposits of approximately €38,000.

At December 31, 2024, Other prepaids mainly include expenses for various services, already financially incurred but attributable to the following year.

At December 31, 2023, Other prepaid expenses mainly relate to the directors and officers (“D&O”) insurance policy paid in December 2023 of approximately €0.2 million, while at December 31, 2022, Other prepaids mainly include expenses for various services, already financially incurred but attributable to the following year.